Exhibit 10.19

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT

AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made and entered into this 15th day of November, 2006, by and among PNA Group, Inc., a Delaware corporation and successor by merger to Travel Merger Corporation (“PNA”), Smith Pipe & Steel Company, an Arizona corporation (“Smith”), Infra-Metals Co., a Georgia corporation (“Infra-Metals”), Feralloy Corporation, a Delaware corporation (“Feralloy”), Delta Steel L.P., a Texas limited partnership (“Delta Steel”), Delta GP, L.L.C., a Texas limited liability company (“Delta GP”), Delta LP, L.L.C., a Delaware limited liability company (“Delta LP”), Delnor Corporation, a Texas corporation (“Delnor”), Metals Supply Company, Ltd., a Texas limited partnership (“Metals Supply”), and MSC Management, Inc., a Texas corporation (“MSC”; and PNA, Smith, Infra-Metals, Feralloy, Delta Steel, Delta GP, Delta LP, Delnor, Metals Supply and MSC, the “Borrowers” and each individually a “Borrower”); the Lenders (as defined in the Credit Agreement (as defined below)) party hereto; Bank of America, N.A., a national banking association, as collateral and administrative agent for the Lenders (together with its successors in such capacity, “Administrative Agent”).

Recitals:

Administrative Agent, Lenders, and Borrowers are parties to a certain Amended and Restated Credit and Security Agreement dated as of May 9, 2006, as amended by that certain First Consent and First Amendment to Amended and Restated Credit and Security Agreement dated as of May 31, 2006, as further amended and supplemented by that certain Joinder Agreement and Supplement to Amended and Restated Credit and Security Agreement dated as of May 31, 2006, as further amended by that certain Second Consent and Second Amendment to Amended and Restated Credit and Security Agreement dated as of June 23, 2006, as further amended by that certain Third Amendment to Amended and Restated Credit and Security Agreement dated as of July 13, 2006, as further amended and supplemented by that certain Joinder Agreement for Revolver Commitment dated as of July 13, 2006, as further amended by that certain Third Consent Letter and Fourth Amendment to Amended and Restated Credit and Security Agreement dated as of August 10, 2006, as further amended and supplemented by that certain Joinder Agreement and Supplement to Amended and Restated Credit and Security Agreement dated as of August 10, 2006 (the “Credit Agreement”) pursuant to which Lenders have made certain loans and other financial accommodations to Borrowers.

Effective September 20, 2006 Borrowers satisfied the PropCo Release Conditions and accordingly the following Obligors were automatically released from the Credit Documents and shall no longer be deemed or construed to be Borrowers thereunder: Delnor Property, LLC, a Delaware limited liability company, Delta Steel Property, LLC, a Delaware limited liability company, Feralloy Property, LLC, a Delaware limited liability company, Infra-Metals Property, LLC, a Delaware limited liability company, Infra-Metals Property II, LLC, a Delaware limited liability company, Metals Supply Property, LLC, a Delaware limited liability company, Smith Pipe & Steel Property, LLC, a Delaware limited liability company, Travel Main Corporation, a Delaware corporation, Lockwood Acquisition, LLC, a Delaware limited liability company, and Clinton & Lockwood, Ltd., a Texas limited partnership

Borrowers have requested certain amendments to the Credit Agreement and Lenders have agreed to such amendments upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

2. Amendments to Credit Agreement. The Credit Agreement is hereby amended to delete clauses (i), (ii) and (iii) of Section 10.1.3 of the Credit Agreement in their entirety and to substitute the following therefor:

“(i) as soon as available, and in any event within ninety (90) days after the close of each Fiscal Year audited balance sheets of Borrowers and their respective Subsidiaries as of the end of such Fiscal Year and the related statements of income, Shareholders’ equity and cash flow, on a Consolidated basis (and audited balance sheets of New Parent and its Subsidiaries as of the end of such Fiscal Year and the related statements of income, Shareholders’ equity and cash flow on a Consolidated basis), certified without material qualification by a firm of independent certified public accountants of recognized national standing selected by Borrowers (or, in the case of financial statements of New Parent, New Parent) but reasonably acceptable to Agents (except for a qualification for a change in accounting principles with which the accountant concurs), and setting forth in each case in comparative form the corresponding Consolidated figures for the preceding Fiscal Year;

(ii) as soon as available, and in any event within thirty (30) days after the end of each month hereafter, including the last month of Borrowers’ Fiscal Year, unaudited balance sheets of Borrowers and its Subsidiaries as of the end of such month and the related unaudited statements of income and cash flow for such month and for the portion of Borrowers’ Fiscal Year then elapsed, on a Consolidated and consolidating basis (and unaudited balance sheets of New Parent and its Subsidiaries as of the end of such month and the related statements of income and cash flow on a Consolidated and consolidating basis), setting forth in each case in comparative form the corresponding figures for the preceding Fiscal Year and certified by the principal financial officer of Borrowers (or, in the case of the financial statements of New Parent and its Subsidiaries, the principal financial officer of New Parent) as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Borrowers and their Subsidiaries (or, in the case of financial statements of New Parent, New Parent and its Subsidiaries) for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

(iii) as soon as available, and in any event within forty-five (45) days after the end of each Fiscal Quarter hereafter, including the last Fiscal Quarter of Borrowers’ Fiscal Year, unaudited balance sheets of Borrowers and its Subsidiaries as of the end of such Fiscal Quarter and the related unaudited statements of income and cash flow for such Fiscal Quarter and for the portion of Borrowers’ Fiscal Year then elapsed, on a Consolidated and consolidating basis (and unaudited balance sheets of New Parent and its Subsidiaries as of the end of such Fiscal Quarter and the related statements of income and cash flow on a Consolidated and consolidating basis), setting forth in each case in comparative form the corresponding figures for the preceding Fiscal Year and certified by the principal financial officer of Borrowers (or, in the case of the financial statements of New Parent and its Subsidiaries, the principal financial officer of New Parent) as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Borrowers and their Subsidiaries (or, in the case of financial statements of New Parent, New Parent and its Subsidiaries) for such Fiscal Quarter and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;”

3. Amendments to Schedule to Credit Agreement. Schedule 8.1.1 of the Credit Agreement is hereby modified and amended to the extent necessary to provide that Delnor Corporation’s chief executive office and place where it keeps its books and records is: 5599 San Felipe, Houston, Texas 77056.

4. Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Credit Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Credit Documents.

5. Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Credit Agreement and the other Credit Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); the security interests and liens granted by each Borrower in favor of Lender are duly perfected, first priority security interests and liens subject only to Permitted Liens; and the unpaid principal amount of the Loans and the issued and outstanding Letters of Credit on and as of the close of business on November 14, 2006, totaled $186,523,864.59.

6. Representations and Warranties. Each Borrower represents and warrants to Administrative Agent and Lenders, to induce Administrative Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of each Borrower and this Amendment has been duly executed and delivered by each Borrower; and all of the representations and warranties made by each Borrower in the Credit Agreement are true and correct on and as of the date hereof.

7. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

8. Breach of Amendment. This Amendment shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

9. Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Administrative Agent, unless satisfaction thereof is specifically waived in writing by Administrative Agent:

(a) Administrative Agent’s receipt of one or more duly executed counterparts of this Agreement from Borrowers and Required Lenders; and

(b) Administrative Agent’s receipt of such other documents, certificates, resolutions and reports as Administrative Agent may reasonably request.

10. Expenses of Administrative Agent. Each Borrower, jointly and severally, agrees to pay, on demand, all costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any other Credit Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Administrative Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

11. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia.

12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Credit Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

14. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic mail transmission shall be deemed to be an original signature hereto.

15. Further Assurances. Each Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

16. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

17. Release of Claims. To induce Administrative Agent and Lenders to enter into this Amendment, each Guarantor and each Borrower hereby releases, acquits and forever discharges Administrative Agent and Lenders, and all officers, directors, agents, employees, successors and assigns of Administrative Agent and Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that Guarantor or such Borrower now has or ever had against Administrative Agent or any Lender arising under or in connection with any of the Credit Documents or otherwise. Each of Guarantor and each Borrower represents and warrants to Administrative Agent and Lenders that Guarantor or such Borrower, as applicable, has not transferred or assigned to any Person any claim that Guarantor or such Borrower, as applicable, ever had or claimed to have against Administrative Agent or any Lender.

18. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

[Signatures commence on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Dennis S. Losin
Name:	Dennis S. Losin
Title:	Senior Vice President

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Dennis S. Losin
Name:	Dennis S. Losin
Title:	Senior Vice President

WELLS FARGO FOOTHILL, LLC

By:	/s/ Mark Bradford
Name:	Mark Bradford
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Mark J. Long
Name:	Mark J. Long
Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Oscar D. Johnson, Jr.
Name:	Oscar D. Johnson, Jr.
Title:	Senior Vice President

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL)

By:	/s/ Laura Wheeland
Name:	Laura Wheeland
Title:	Vice President

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Susan K. Gadrix
Name:	Susan K. Gadrix
Title:	Vice President

NATIONAL CITY BUSINESS CREDIT, INC.

By:	/s/ Jason Hanes
Name:	Jason Hanes
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Alex M. Council
Name:	Alex M. Council
Title:	Vice President

TEXTRON FINANCIAL CORPORATION

By:	/s/ Chris Grivakis
Name:	Chris Grivakis
Title:	Senior Account Executive

E*TRADE BANK

By:	/s/ Sam Crow
Name:	Sam Crow
Title:	Senior Manager

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:	/s/ Richard Holston
Name:	Richard Holston
Title:	Vice President

BORROWERS:

SMITH PIPE & STEEL COMPANY

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

INFRA-METALS CO.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

FERALLOY CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELTA STEEL L.P.

By:	Delta GP, L.L.C., its general partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

By:	Delta LP, L.L.C., its limited partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

DELTA GP, L.L.C.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELTA LP, L.L.C.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

PNA GROUP, INC.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELNOR CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

METALS SUPPLY COMPANY, LTD.

By:	MSC Management, Inc., its general partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

By:	PNA Group, Inc., its limited partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

MSC MANAGEMENT, INC.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary